UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014 (June 13, 2014)

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GRAY TELEVISION, INC.

(Exact name of registrant as specified in its charter)

Georgia (State of incorporation or organization)	1-13796 (Commission File Number)	58-0285030 (IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, GA 30319 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (404) 504-9828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 13, 2014 (the “Closing Date”), Gray Television, Inc. (the “Company”), as borrower, entered into a second amended and restated credit agreement (the “New Credit Facility”), with Wells Fargo Bank, National Association, as administrative agent, Bank of America, N.A., as syndication agent, and the other agents and lenders party thereto.

The New Credit Facility provides total commitments of $575.0 million, consisting of a $525.0 million term loan facility (the “Term Loan”) and a $50.0 million revolving credit facility (the “Revolving Credit Facility”).

On the Closing Date, the Company borrowed $525.0 million under the Term Loan. Proceeds from borrowings under the Term Loan were used to repay all amounts outstanding under the Company’s prior senior credit facility, which was then amended and restated, to fund the cash purchase price to complete the Hoak Acquisition (defined below) and to pay related fees and expenses, as well as for general corporate purposes.

Term Loan borrowings bear interest, at the option of the Company, at either the Base Rate (as defined below) plus 1.75%-2.0% or the London Interbank Offered Rate (“LIBOR”)plus 2.75%-3.0%, subject to a LIBOR floor of 0.75%, in each case based on a first lien leverage ratio test as set forth in the New Credit Facility (the “First Lien Ratio Test”). The Term Loan also requires the Company to make quarterly principal repayments equal to 0.25% of the outstanding principal amount of the Term Loan beginning September 30, 2014.

Borrowings under the Revolving Credit Facility bear interest, at the option of the Company, based on the Base Rate plus 1.0%-1.5% or LIBOR plus 2.0% -2.5%, in each case based on the First Lien Ratio Test. Base Rate is defined as the greatest of (i) the administrative agent’s prime rate, (ii) the overnight federal funds rate plus 0.50% and (iii) one-month LIBOR plus 1.0%. The Company is required to pay a commitment fee on the average daily unused portion of the Revolving Credit Facility, which rate may range from 0.375% to 0.50% on an annual basis, based on the First Lien Ratio Test.

The Revolving Credit Facility matures on June 13, 2019 and the Term Loan matures on June 13, 2021.

The Company’s obligations under the New Credit Facility are secured by substantially all of the assets, including real estate, of the Company and substantially all of its subsidiaries. In addition, substantially all of the Company’s subsidiaries are joint and several guarantors of those obligations and the Company’s ownership interests in those subsidiaries are pledged to collateralize its obligations under the New Credit Facility. The New Credit Facility contains affirmative and restrictive covenants that the Company must comply with, including (a) limitations on additional indebtedness, (b) limitations on liens, (c) limitations on the sale of assets, (d) limitations on guarantees, (e) limitations on investments and acquisitions, (f) limitations on the payment of dividends, payments on certain other debt and share repurchases, (g) limitations on mergers, and (h) at all times at which amounts are outstanding under the Revolving Credit Facility, maintenance of a total leverage ratio not to exceed certain maximum limits, as well as other customary covenants for credit facilities of this type.

The Company has various relationships with Wells Fargo and Bank of America and their respective affiliates, including as agents and lenders under the Company’s prior credit facility. In addition, some of the other agents and the lenders under the New Credit Facility, or their respective affiliates, have had in the past, and may have, in the future, various relationships with the Company involving the provision of financial or other advisory services, including cash management, investment banking and brokerage services. These agents and lenders, including Wells Fargo, Bank of America and RBC Capital Markets, or their respective affiliates, have received, and may in the future receive, customary principal and interest payments, fees and expenses for these services.

A copy of the New Credit Facility is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the New Credit Facility is qualified in its entirety by reference to the complete text of the New Credit Facility.

Item 2.01  Completion of Acquisition of Disposition of Assets.

On June 13, 2014, Gray completed its previously announced series of transactions pursuant to which it acquired 12 television stations and programming of three additional television stations from Hoak Media, LLC (“Hoak”) and Parker Broadcasting, Inc. for total cash consideration of approximately $306.0 million (the “Hoak Acquisition”). The Company used borrowings under the New Credit Facility to fund the purchase price for the Hoak Acquisition.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference.

Item 7.01  Regulation FD Disclosure.

On June 13, 2014, the Company issued a press release announcing the completion of the Hoak Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 as is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item have previously been furnished to the Securities and Exchange Commission (the “SEC”) as Exhibits 99.2, 99.3 and 99.4 to the Company’s Current Report on Form 8-K, dated May 29, 2014 (File No. 001-13796). Such financial statements are hereby incorporated by reference herein.

(b)	Pro Forma Financial Information.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Number	Exhibit
10.1

Second Amended and Restated Credit Agreement, dated as of June 13, 2014, by and among Gray Television, Inc., as Borrower, the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Bank, Bank of America, N.A., as Syndication Agent, Royal Bank of Canada, as Documentation Agent and Wells Fargo Securities, LLC , Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, as Joint Lead Arrangers and Joint Bookrunners

Number	Exhibit
99.1	Press release dated June 13, 2014.

99.2

Hoak Media, LLC unaudited consolidated statements of operations for the three months ended March 31, 2014 and 2013, unaudited consolidated balance sheets as of March 31, 2014 and December 31, 2013, and unaudited consolidated statements of cash flows for the three months ended March 31, 2014 and 2013 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K furnished to the SEC on May 29, 2014).

99.3

Hoak Media, LLC and subsidiaries audited consolidated financial statements and report of independent certified public accountants as of December 31, 2013 and 2012, and for the years then ended (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K furnished to the SEC on May 29, 2014).

99.4

Hoak Media, LLC and subsidiaries audited consolidated financial statements and report of independent certified public accountants as of December 31, 2012 and 2011, and for the years then ended (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K furnished to the SEC on May 29, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

Date: June 13, 2014	By:	/s/ James C. Ryan
James C. Ryan Senior Vice President and Chief Financial Officer

Exhibit List

Number	Exhibit
10.1

Second Amended and Restated Credit Agreement, dated as of June 13, 2014, by and among Gray Television, Inc., as Borrower, the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Bank, Bank of America, N.A., as Syndication Agent, Royal Bank of Canada, as Documentation Agent and Wells Fargo Securities, LLC , Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, as Joint Lead Arrangers and Joint Bookrunners

99.1	Press release dated June 13, 2014.